Exhibit 10.6

Execution Copy

THIRD SUPPLEMENTAL INDENTURE

THIRD SUPPLEMENTAL INDENTURE, dated as of October 20, 2011 (the “Third Supplemental Indenture”), by and among Valeant Pharmaceuticals International, a Delaware corporation (the “Company”), Biovail International S.à r.l., a Luxembourg private limited liability company (société à responsabilité limitée), with registered office at 208, Val des Bons Malades, L-2121 Luxembourg, Grand Duchy of Luxembourg, with a share capital of EUR 3,512,500., registered with the Luxembourg Register of Commerce and Companies under number B 87128 (“Biovail International”), PharmaSwiss SA, a company established under the laws of Switzerland (“PharmaSwiss” and, together with Biovail International, the “New Guarantors”) and The Bank of New York Mellon Trust Company, N.A., a national banking association, as trustee (the “Trustee”).

WHEREAS, each of the Company, Valeant Pharmaceuticals International, Inc. (“Parent”), the indirect parent of the Company, and the Subsidiary Guarantors (as defined in the Indenture referred to below) has heretofore executed and delivered to the Trustee an Indenture, dated as of September 28, 2010 (the “Indenture”), providing for the issuance of 6.75% Senior Notes due 2017 and 7.00% Senior Notes due 2020 (collectively, the “Securities”);

WHEREAS, each New Guarantor desires to provide a full and unconditional senior guarantee (the “Guarantee”) of the obligations of the Company under the Securities and the Indenture on the terms and conditions set forth herein;

WHEREAS, pursuant to Section 9.1 of the Indenture, the Company, the Trustee and the New Guarantors are authorized to execute and deliver this Third Supplemental Indenture; and

WHEREAS, the Company has complied with all conditions precedent provided for in the Indenture relating to the Third Supplemental Indenture.

NOW THEREFORE, in consideration of the foregoing and for other good and valuable consideration, the receipt of which is hereby acknowledged, the parties hereto mutually covenant and agree for the equal and ratable benefit of the Holders as follows:

1. Definitions. Capitalized terms used but not defined herein have the meanings ascribed to such terms in the Indenture.

2. Guarantee. Each of the New Guarantors hereby agrees to provide a full and unconditional guarantee on the terms and subject to the conditions set forth in the Note Guarantee and in the Indenture including, but not limited to, Article 10 thereof, provided, however, that (i) (irrespective of anything to the contrary in the Indenture) Biovail International shall only provide such guarantee on the terms and subject to the conditions set forth in the Luxembourg Note Guarantee, a form of which is attached hereto as Exhibit A and (ii) (irrespective of anything to the contrary in the Indenture) PharmaSwiss shall only provide such guarantee on the terms and subject to the conditions set forth in the Swiss Note Guarantee, a form of which is attached hereto as Exhibit B.

1

3. Effectiveness of Third Supplemental Indenture. This Third Supplemental Indenture shall become effective upon the execution and delivery of this Third Supplemental Indenture by the Company, each New Guarantor and the Trustee.

4. Indenture Remains in Full Force and Effect. This Third Supplemental Indenture shall form a part of the Indenture for all purposes and, except as supplemented or amended hereby, all other provisions in the Indenture and the Securities, to the extent not inconsistent with the terms and provisions of this Third Supplemental Indenture, shall remain in full force and effect.

5. No Recourse Against Others. No stockholder, officer, director or incorporator, as such, past, present or future of any New Guarantor shall have any personal liability under this Guarantee, the Securities, the Indenture or this Third Supplemental Indenture by reason of his, her or its status as such stockholder, officer, director or incorporator.

6. Headings. The headings of the Articles and Sections of this Third Supplemental Indenture are inserted for convenience of reference and shall not be deemed a part thereof.

7. Counterparts. This Third Supplemental Indenture may be executed in any number of counterparts, each of which so executed shall be deemed to be an original, but all such counterparts shall together constitute but one and the same instrument.

8. Governing Law. This Third Supplemental Indenture shall be governed by, and construed in accordance with, the laws of the State of New York, without regard to principles of conflicts of laws.

9. Agent for Service. Each New Guarantor hereby appoints CT Corporation as its authorized agent upon whom process may be served in any suit or proceeding arising out of or relating to the Indenture, the Securities or this Third Supplemental Indenture that may be instituted in any federal or state court in the State of New York or brought under federal or state securities laws.

10. Trustee Disclaimer. The Trustee is not responsible for the validity or sufficiency of this Third Supplemental Indenture nor for the recitals herein.

[Intentionally Left Blank]

2

IN WITNESS WHEREOF, the parties hereto have caused this Third Supplemental Indenture to be duly executed as of the day and year first written above.

VALEANT PHARMACEUTICALS INTERNATIONAL

By:	/s/ Rajiv De Silva
Name: Rajiv De Silva
Title: President and Chief Operating Officer

[Signature Page to Third Supplemental Indenture]

BIOVAIL INTERNATIONAL S.À R.L.

By:	/s/ Kuy Ly Ang
Name: Kuy Ly Ang
Title: Director

[Signature Page to Third Supplemental Indenture]

PHARMASWISS SA

By:	/s/ Mattias Courvoisier
Name: Mattias Courvoisier
Title: Director

[Signature Page to Third Supplemental Indenture]

THE BANK OF NEW YORK MELLON TRUST COMPANY, N.A. as Trustee

By:	/s/ John A. (Alex) Briffett
Name: John A. (Alex) Briffett
Title: Authorized Signatory

[Signature Page to Third Supplemental Indenture]

EXHIBIT A

[Form of Luxembourg Note Guarantee]

GUARANTEE

Biovail International S.à r.l., a private limited liability company (société à responsabilité limitée), with registered office at 208 Val des Bons Malades, L-2121 Luxembourg, Grand Duchy of Luxembourg, with a share capital of EUR 3,512,500., registered with the Luxembourg Register of Commerce and Companies under number B 87 128, and its successors under the Indenture, jointly and severally with any other Note Guarantors, hereby irrevocably and unconditionally (i) guarantee the due and punctual payment of the principal of, premium, if any, and interest on the Securities, whether at maturity, by acceleration, redemption or otherwise, the due and punctual payment of interest on the overdue principal of and interest, if any, on the Securities, to the extent lawful, and the due and punctual performance of all other obligations of Valeant Pharmaceutical International (the “Company”) to the Holders or the Trustee, all in accordance with the terms set forth in Article 10 of the Indenture and (ii) in case of any extension of time of payment or renewal of any Securities or any of such other obligations, guarantee that the same will be promptly paid in full when due or performed in accordance with the terms of the extension or renewal, whether at stated maturity, by acceleration or otherwise, this guarantee being limited at all times to 90% each time the higher of (i) the book value of all the assets of Biovail International S.à r.l. at the time of this guarantee or at the time the relevant guarantee or security is enforced or (ii) the net assets (capitaux propres as referred to in article 34 of the Luxembourg law on the commercial register and annual accounts) of Biovail International S.à r.l. as shown in the financial statements as of the date of this guarantee or in the latest financial statements (comptes annuels) available at the date of the relevant payment hereunder and approved by the shareholders of Biovail International S.à r.l., and as audited by its statutory auditor or its external auditor (réviseur d’entreprise), if required by law; it being understood that the payment obligations of Biovail International S.à r.l. shall not be limited to the extent that Biovail International S.à r.l. secures obligations of its direct or indirect subsidiaries or in respect of sums that have been made directly or indirectly available to Biovail International S.à r.l.

Capitalized terms used herein have the meanings assigned to them in the Indenture unless otherwise indicated.

No stockholder, officer, director or incorporator, as such, past, present or future, of Biovail International S.à r.l. shall have any personal liability under this Note Guarantee by reason of his, her or its status as such stockholder, officer, director or incorporator. This Note Guarantee shall be binding upon Biovail International S.à r.l. and its successors and assigns and shall inure to the benefit of the successors and assigns of the Trustee and the Holders and, in the event of any transfer or assignment of rights by any Holder or the Trustee, the rights and privileges herein conferred upon that party shall automatically extend to and be vested in such transferee or assignee, all subject to the terms and conditions hereof.

This Note Guarantee shall not be valid or obligatory for any purpose until the certificate of authentication on the Security upon which this Note Guarantee is noted shall have been executed by the Trustee under the Indenture by the manual signature of one of its authorized officers.

THE TERMS OF ARTICLE 10 OF THE INDENTURE ARE INCORPORATED HEREIN BY REFERENCE.

This Note Guarantee shall be governed by and construed in accordance with the laws of the State of New York.

Biovail International S.à r.l.

BIOVAIL INTERNATIONAL S.À R.L.

By:
Name:
Title:
Date:

EXHIBIT B

[Form of Swiss Note Guarantee]

GUARANTEE

PharmaSwiss SA, a company established under the laws of Switzerland, and its successors, under the Indenture, jointly and severally with any other Note Guarantors, hereby irrevocably and unconditionally (i) guarantee the due and punctual payment of the principal of, premium, if any, and interest on the Securities, whether at maturity, by acceleration, redemption or otherwise, the due and punctual payment of interest on the overdue principal of and interest, if any, on the Securities, to the extent lawful, and the due and punctual performance of all other obligations of Valeant Pharmaceutical International (the “Company”) to the Holders or the Trustee, all in accordance with the terms set forth in Article 10 of the Indenture and (ii) in case of any extension of time of payment or renewal of any Securities or any of such other obligations, guarantee that the same will be promptly paid in full when due or performed in accordance with the terms of the extension or renewal, whether at stated maturity, by acceleration or otherwise, but (iii) with regard to (i) and (ii) above, subject to the below limitations.

Capitalized terms used herein have the meanings assigned to them in the Indenture unless otherwise indicated.

For PharmaSwiss SA as Swiss Note Guarantor, the following limitations with respect to this Note Guarantee apply:

(a) If complying with the obligations of PharmaSwiss SA under this Note Guarantee (including for the avoidance of doubt, any restrictions of PharmaSwiss SA’s rights of set-off and/or subrogation or its duties to subordinate or waive claims, if any) would constitute a repayment of capital (Einlagerückgewähr), a violation of the legally protected reserves (gesetzlich geschützte Reserven) or the payment of a (constructive) dividend (Gewinnausschüttung) by PharmaSwiss SA or would otherwise be restricted under Swiss corporate law then applicable (the “Restricted Obligations”), the aggregate liability of PharmaSwiss SA for Restricted Obligations shall be limited to the amount equal to the maximum amount in which PharmaSwiss SA can make a dividend payment to its shareholder(s) in accordance with its audited interim balance sheet as set out in clause (b)(ii) below after PharmaSwiss SA has been requested to make any payments or otherwise perform under this Note Guarantee (the “Maximum Amount”), provided that this is a requirement under applicable Swiss law (including any case law) at that time and further provided that such limitation shall not relieve PharmaSwiss SA from its obligations in excess thereof, but merely postpone the performance date therefore until such time as performance is again permitted notwithstanding such limitation.

(b) Immediately after having been requested to make any payments or otherwise perform Restricted Obligations under this Note Guarantee, PharmaSwiss SA shall, and any parent company of PharmaSwiss SA being a party to this Note Guarantee shall procure that, PharmaSwiss SA will:

(i) perform any Restricted Obligations which are not affected by the above limitations, and,

(ii) in respect of any balance, if and to the extent reasonably requested by the Trustee or required under then applicable Swiss law, provide the Trustee with an interim balance sheet audited by the statutory auditors of PharmaSwiss SA setting out the Maximum Amount, take such further corporate and other action as may be required by law (such as board and shareholders’ approvals and the receipt of any confirmations from PharmaSwiss SA’s statutory auditors) and other measures necessary to allow PharmaSwiss SA to make the payments agreed hereunder with a minimum of limitations and, immediately thereafter, pay up to the Maximum Amount (less, if required, any Swiss Federal Withholding Tax) to the Holders or the Trustee.

(c) In respect of Restricted Obligations, PharmaSwiss SA shall:

(i) if and to the extent required by applicable law, including double tax treaties, in force at the relevant time:

(A) deduct Swiss Federal Withholding Tax at the rate of 35 per cent. (or such other rate as is in force at that time) from any payment made by it in respect of Restricted Obligations;

(B) pay any such deduction to the Swiss Federal Tax Administration; and

(C) notify and provide evidence to the Trustee that the Swiss Federal Withholding Tax has been paid to the Swiss Federal Tax Administration;

(ii) to the extent such deduction is made, not be required to make a gross-up, indemnify or otherwise hold harmless any Holder or the Trustee for the deduction of the Swiss Federal Withholding Tax, notwithstanding anything to the contrary contained in this Note Guarantee or the Indenture, unless grossing-up is permitted under the laws of Switzerland then in force and provided that this should not in any way limit any obligations of any other Note Guarantor under its Note Guarantee to indemnify the Holders or the Trustee in respect of the deduction of the Swiss Federal Withholding Tax.

(iii) PharmaSwiss SA shall use its reasonable efforts to ensure that any person (other than a Holder or Trustee) which is, as a result of a deduction of Swiss Federal Withholding Tax , entitled to a full or partial refund of the Swiss Federal Withholding Tax, will, as soon as possible after the deduction of the Swiss Federal Withholding Tax,

(A) request a refund of the Swiss Federal Withholding Tax under any applicable law (including double tax treaties), and

(B) pay to the Holders or the Trustee upon receipt any amount so refunded (and after deduction of any tax) if so required under this Note Guarantee or the Indenture and to the extent legally permissible.

(d) In this Note Guarantee, “Swiss Federal Withholding Tax” means withholding tax (Verrechnungsteuer) provided for in the Swiss Federal Act on Withholding Tax of 13 October 1965.

If payment is requested under this Note Guarantee, PharmaSwiss SA and Biovail International S.à r.l undertake to take all necessary steps in order to enable the enforcement of this Note Guarantee.

Biovail International S.à r.l undertakes to pay PharmaSwiss SA remuneration at arm’s length as consideration for the entering into this Note Guarantee.

No stockholder, officer, director or incorporator, as such, past, present or future, of PharmaSwiss SA shall have any personal liability under this Note Guarantee by reason of his, her or its status as such stockholder, officer, director or incorporator. This Note Guarantee shall be binding upon PharmaSwiss SA and its successors and assignees and shall inure to the benefit of the successors and assignees of the Trustee and the Holders and, in the event of any transfer or assignment of rights by any Holder or the Trustee, the rights and privileges herein conferred upon that party shall automatically extend to and be vested in such transferee or assignee, all subject to the terms and conditions hereof.

This Note Guarantee shall not be valid or obligatory for any purpose until the certificate of authentication on the Security upon which this Note Guarantee is noted shall have been executed by the Trustee under the Indenture by the manual signature of one of its authorized officers.

THE TERMS OF ARTICLE 10 OF THE INDENTURE ARE INCORPORATED HEREIN BY REFERENCE provided that they do not contradict the terms and conditions of this Note Guarantee and provided that they are in compliance with Swiss law requirements.

This Note Guarantee shall be governed by and construed in accordance with the laws of the State of New York.

PharmaSwiss SA

PHARMASWISS SA

By:
Name:
Title:
Date:

Biovail International S.à r.l.

BIOVAIL INTERNATIONAL S.À R.L.

By:
Name:
Title:
Date: